UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2015

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Vector Group Ltd. (the “Company”) is filing this Current Report on Form 8-K to revise the presentation of a previously reported non-GAAP financial measure in Table 3 of the Company's Press Release, dated July 29, 2015, which was filed as Exhibit 99.1 in its Current Report on Form 8-K, dated July 29, 2015.
The table below contains all changes to Table 3 of Exhibit 99.1 of previously reported Pro-forma Adjusted EBITDA for the last twelve months ended June 30, 2015. There were no changes to Pro-forma Adjusted EBITDA in total or by segment for the last twelve months ended June 30, 2015. There were also no other changes to the previously reported Table 3.

	(Dollars in thousands)
	For the Twelve Months Ended
	June 30, 2015
Pro-forma Adjusted EBITDA	As Previously Reported	Revision	As Revised
Net income attributed to Vector Group Ltd.	$66,313	$(1,016)	$65,297
Income tax expense	48,859	(608)	48,251
EBITDA	293,002	(1,624)	291,378
Equity (gain) loss on long-term investments	(540)	1,625	1,085
Other, net	(8,271)	(1)	(8,272)
Pro-forma Adjusted EBITDA	$245,922	$—	$245,922
Non-GAAP Financial Measures
EBITDA is defined as Net Income before Interest, Taxes, Depreciation and Amortization. Pro-forma Adjusted EBITDA is EBITDA, as defined above and as adjusted for changes in fair value of derivatives embedded with convertible debt, equity gains (losses) on long-term investments, gains (losses) on sale of investment securities available for sale, equity income from non-consolidated real estate businesses, loss on extinguishment of debt, acceleration of interest expense related to debt conversion, stock-based compensation expense, litigation settlement and judgment expense, impact of the settlement of a dispute related to the Master Settlement Agreement (“MSA”), pension settlement charges, gains on acquisition of Douglas Elliman, changes to EBITDA as a result of the consolidation of Douglas Elliman and other charges.
Pro-forma Adjusted EBITDA is a financial measure not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that Pro-forma Adjusted EBITDA and the other non-GAAP financial measures it presents are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes these measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. Management uses these measures to review and assess operating performance of the Company's business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (Pro-forma Adjusted EBITDA and the other non-GAAP financial measures) of the Company's business. While management considers non-GAAP financial measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the non-GAAP financial measures are susceptible to varying calculations and the Company's measurement of Pro-forma Adjusted EBITDA and the other non-GAAP financial measures may not be comparable to those of other companies. Reconciliation of Pro-forma Adjusted EBITDA to the most comparable GAAP financial measure for the period above is included in Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

Vector Group Ltd. has prepared materials for presentations to investors updated for the three and six months ended June 30, 2015. The materials are furnished (not filed) as Exhibits 99.2, 99.3 and 99.4 to this Current Report on Form 8-K pursuant to Regulation FD.

Non-GAAP Financial Measures

Exhibits 99.2, 99.3 and 99.4 contain the Non-GAAP Financial Measures discussed below. The Pro-forma non-GAAP financial measures are presented assuming Vector Group Ltd.’s acquisition of the additional 20.59% interest in Douglas Elliman Realty LLC, and the related purchase accounting adjustments, occurred prior to beginning of each period presented.

Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, Pro-forma Adjusted Operating Income, Tobacco Adjusted Operating Income, New Valley LLC Pro-forma Adjusted Revenues, New Valley LLC Pro-forma Adjusted EBITDA, Douglas Elliman Realty, LLC Adjusted Revenues, and Douglas Elliman Realty, LLC Adjusted EBITDA (hereafter referred to as "the Non-GAAP Financial Measures") are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company's business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company's business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company's measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. The words "could", “believe,” “expect,” “estimate,” “may,” “will,” “could,” “plan,” or “continue” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibit

(c)	Exhibit.

Exhibit No.	Exhibit
99.1	Non-GAAP Financial Measures.
99.2	Investor presentation of Vector Group Ltd. dated August 2015 (furnished pursuant to Regulation FD).
99.3	Fact Sheet of Vector Group Ltd. dated July 31, 2015 (furnished pursuant to Regulation FD).
99.4	Fact Sheet of New Valley LLC dated July 31, 2015 (furnished pursuant to Regulation FD).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer
Date: August 5, 2015